UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 16, 2024

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd. Edina, Minnesota	55349
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered*
Common Stock	PETV	The Nasdaq Stock Market
Warrants	PETVW	The Nasdaq Stock Market

*The Company’s securities were suspended from trading on The Nasdaq Stock Market (“Nasdaq”) on April 5, 2024. On June 24, 2024, the Company received a decision from the Nasdaq Listing Council affirming the decision by the Nasdaq Hearing Panel to delist the Company’s securities from Nasdaq. The Company’s common stock and warrants will not be delisted from Nasdaq until all available review and appeal procedures and periods available under the Nasdaq Listing Rules have expired. Following the expiration of all review periods, the Company expects that a Form 25 will be filed by Nasdaq with the Securities and Exchange Commission, which would formally remove the Company’s common stock and warrants from listing and registration on Nasdaq.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

To the extent required, the discussion of the Subscription Agreements and Warrant Agreements set forth in Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

On July 16, 2024, PetVivo Holdings, Inc. (the “Company”, “we” and “us”) raised $1,210,000 pursuant to the private offering and sale (the “Offering”) of an aggregate of 3,025,000 units (“Units”) to 3 accredited investors, two of which are greater than 5% shareholders of the Company, at a price of $0.40 per Unit, with each Unit consisting of one share of newly designated Series A Convertible Preferred Stock, $0.001 par value per share (“Series A Preferred Stock”) and one warrant to purchase one share of common stock (the “Warrants” and the agreements evidencing such Warrants, the “Warrant Agreements”). The Units were priced on July 10, 2024.

The Warrants are immediately exercisable, have an exercise price of $0.90 per share (and no cashless exercise rights), and are exercisable through and including the third anniversary of the date of issuance. The Offering was conducted pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Each investor entered into a subscription agreement (the “Subscription Agreements”) with the Company and represented in writing that he, she, or it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act) and acquired the securities for his, her or its own account for investment purposes and any subsequent transfer or sales of these securities will be in accordance with the Securities Act or exempt from registration under the Securities Act. The shares of Series A Preferred Stock and the shares of the Company’s common stock, $0.001 par value (“Common Stock”) issuable upon exercise of the Warrants will be “restricted securities” under Rule 144 of the Securities Act, and certificates representing the foregoing will bear a Rule 144 restrictive legend.

The form of Warrant Agreement and the form of Subscription Agreement are filed as Exhibit 4.1 and Exhibit 10.1 to this Current Report on Form 8-K, respectively, and the description in this Current Report on Form 8-K of terms of the Warrant Agreement and Subscription Agreement are qualified in their entirety by reference to such exhibits.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Offering, on July 15, 2024, the Company filed a Certificate of Designation of Rights and Preferences of Series A Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada designating 3,750,000 shares of the Company’s Preferred Stock, $0.001 par value per share, as “Series A Convertible Preferred Stock,” and setting forth the voting and other powers, preferences and relative, participating, optional or other rights of the Series A Preferred Stock.

Voting. Each holder of Series A Convertible Preferred Stock shall have that number of votes on all matters submitted to the shareholders that is equal to the number of shares of Common Stock into which such holder’s shares of Series A Convertible Preferred Stock are then convertible, and except as otherwise provided in the Certificate of Designation or as otherwise required by law, the shares of Common Stock and the Series A Convertible Preferred Stock shall vote as a single class on all matters submitted to the shareholders.

Dividends. The Series A Preferred Stock is not entitled to any specific dividend, but may receive non-cumulative dividends when, and if declared by the Company’s board of directors.

Liquidation Preference. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, no distributions of available funds and assets will be made to the holders of Common Stock until the holders of Series A Preferred Stock receive a per share amount equal to the original issue price.

Optional Conversion. The Series A Preferred Stock is convertible, at the option of the holder thereof upon written notice to the Company, into a number of shares of Common Stock equal to the total number of Series A Preferred Stock multiplied by $0.40 divided by the Conversion Price. The “Conversion Price”, subject to adjustments for stock dividends, splits or combinations, reorganizations, recapitalizations or similar transactions, shall be the lesser of (i) $0.40 or (ii) the higher of (A) the purchase price per share of Common Stock sold by the company in any equity offering occurring prior to conversion, or (B) $0.25.

Automatic Conversion. Each share of Series A Preferred Stock will automatically convert to Common Stock at the Conversion Price upon the one-year anniversary of the initial issuance date of the Series A Preferred Stock.

The foregoing description of the Certificate of Designation does not purport to be a complete description of the rights and obligations thereunder and is qualified in its entirety by reference to the full text of such Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Designation of Rights and Preferences of Series A Convertible Preferred Stock of PetVivo Holdings, Inc.

4.1	Form of Warrant Agreement

10.1	Form of Subscription Agreement

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized

PETVIVO HOLDINGS, INC.

Date: July 16, 2024	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer